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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Waste Industries, Inc. on Form S-1 of our report dated April 20, 1997, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the headings "Selected Consolidated Financial and Operating Data" and "Experts" in such Prospectus.

                                         /s/        DELOITTE & TOUCHE LLP

Raleigh, North Carolina
April 22, 1997